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The Mexico Fund, Inc.
-----------------------------------------

 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President

 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 BBVA Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 Auditors --
 Arthur Andersen

 This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.



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[LOGO]

                                  The Mexico
                                  Fund, Inc.

                               20th Anniversary

                                 1981 -- 2001

                            -----------------------

                                 Annual Report

                               October 31, 2001

                         -----------------------------

                       ---------------------------------

[LOGO]

                         -----------------------------
                             www.themexicofund.com
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The Mexico Fund, Inc.
Annual Report
October 31, 2001
Highlights


   . The Fund's fiscal year 2001 ended October 31, 2001.

   . During fiscal 2001, the Fund's net asset value (NAV) decreased 8.15%, outperforming its benchmark, the IFCG Mexico Index, which decreased 9.64%.

   . The Fund's market price per share increased 6.71%, causing the discount between the Fund's market price and its NAV to narrow significantly during fiscal 2001, to 12.01% at October 31, 2001, from 24.12% one year earlier.

   . On March 2, 2001, the Fund filed applications with the US Securities and
     Exchange Commission (SEC) and the Internal Revenue Service (IRS) seeking necessary approvals for conducting periodic in-kind repurchases of Fund shares from shareholders. Shareholder approval is necessary to implement the periodic in-kind share repurchases.

   . The Fund has received a favorable ruling from the IRS that the periodic in-kind share repurchases would not result in recognition of a taxable gain or loss by the Fund.

 .The Board of Directors has approved an amendment to the Fund's Investment
     Advisory and Management Agreement to incorporate a performance fee component to the Fund's investment advisory fee. Shareholder approval will be required to implement the performance fee.

   . During fiscal 2001, the Fund declared a total of $2.9009 per share in net cash dividends, $2.6667 of which was in the form of capital gains and $0.2342 of which was in the form of net investment income.

   . The Fund concluded its Share Repurchase Program in May 2001 which permitted the Fund to repurchase 10% of its outstanding shares in the open market and which was intended to enhance shareholder value. From August 2000 to the completion of the programs in May 2001, the Fund repurchased a total of 5,050,693 shares at a cost of $80,739,141.00.
  The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
----------------------------------------
Economic Environment

Slowing economic activity, punctuated by the terrorist events of September 11/th/ and the subsequent military actions in Afghanistan, continued to negatively affect financial markets and economies worldwide. The impact of these events on consumer confidence, employment and economic activity has resulted in volatility and uncertainty in the performance of world financial markets. Because of Mexico's close relationships with the United States and its participation in the global economy, the recession in the US economy is expected to further slow the already decelerating Mexican economy.

The Mexican economy had already shown signs of deceleration prior to the events of September 11/th/. Gross domestic product (GDP) growth in Mexico, which had been 6.9% during 2000, slowed to 0.1% during the first nine months of 2001. The most affected sectors of the economy were construction, which fell 4.9%, followed by the manufacturing industry, which declined 3.4% and mining activity, which declined 1.4%. In contrast, the financial and transportation services sectors increased 3.8% and 3.5%, respectively. For the full 2001 year, economists estimate that Mexico's GDP will decline by 0.03%, however, with the potential for a recovery to 1.62% growth in 2002.

Despite the volatility of the Mexican currency market, the peso strengthened against the US dollar during the year. The exchange rate on October 31, 2001 was Ps. 9.25 per dollar, 3.7% lower than the rate at the end of 2000. A key factor in the rise in the peso was the acquisition by Citigroup Inc. of 100% of the equity of Grupo Financiero Banamex Accival (Banacci) for $12.5 billion, which generated significant flows of hard currency into the country. During the first nine months of 2001, direct foreign investment into Mexico amounted to $22.3 billion, which includes the Citigroup-Banacci transaction. Among the universe of developing nations, Mexico continues to be one of the three most important recipients of direct foreign investment. However, it is expected that the flow of income from non-Mexican sources will decelerate in the near future as a consequence of the current economic environment in the United States and the uncertainty generated as a result of the terrorist attacks.

The declining trend in Mexico's inflation and interest rates has continued in spite of the volatility observed in international financial markets. Mexico's annual inflation rate at the end of October 2001 was 5.89%, significantly lower than the 12.32% and 8.96% reported at the end of 1999 and 2000, respectively. At the same time, interest rates for the 28-day Cetes (treasury bills) declined to historically low

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levels. At the end of October 2001 rates were 7.02% compared to 16.25% at the end of 1999 and 17.59% in 2000. The concurrent decline in US interest rates, strict adherence to a restrictive monetary policy and the strong valuation of the peso in relation to the US dollar contributed to the downward trend of interest and inflation rates.

Although the rate of growth of Mexican exports has softened in recent months, Mexico continues to be the second largest trade partner of the United States. Total trade between Mexico and the United States amounted to $157.39 billion during the first eight months of 2001 and was exceeded only by total trade between the United States and Canada ($263.26 billion). President Fox has announced his intention to further enhance trade relations with Central and South America, the European Union and Asia in an effort to diversify Mexican external trade. Ten international free trade agreements with 30 nations around the globe have thus far been executed.

President Fox has also introduced important fiscal reform proposals to Congress, which are intended to increase Mexico's public sector revenues on a long-term basis. It is expected that several changes to the original proposal will be made by Congress, and although Congress has not yet officially announced when it would comment on or approve the proposals, they will likely be approved before the end of calendar 2001.

Fund's Performance & Portfolio Strategy

Due to global economic uncertainty, the market prices of companies listed on the Bolsa declined almost 10% in fiscal 2001, as shown in the table below. Nonetheless, the Fund outperformed its benchmark (the IFCG Mexico index) by 1.5 percentage points during this time and even more so during the first ten months of its 2001 fiscal year.

                         First Ten Fourth
                  Fiscal  Months   Quarter
                   2001    2001     2001
                  ------ --------- -------
MXF NAV.......... -8.15%   2.95%   -14.66%
IFCG Mexico Index -9.64%   0.92%   -14.75%
MXF Market Price.  6.71%  13.50%   -11.41%

--------
Sources: Lipper Inc. and S&P.

The outperformance of the Fund against its benchmark for the year is largely attributable to the Fund's adoption of a concentration policy and conversion to non-diversified status, which shareholders approved in October 2000. The Fund's investment adviser was able to take advantage of these structural changes to manage the Fund's portfolio in a more dynamic manner. During this time, the Fund's market discount also narrowed. At the end of October 2001, the discount stood at 12.01%, less than half the level registered one year earlier of 24.12%.

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The Fund continues to demonstrate high levels of liquidity. In fiscal 2001, the total traded volume of Fund shares on all US consolidated markets amounted to
32.05 million shares, equivalent to 70.5% of total shares currently outstanding.

Based on the expected recovery of the Mexican financial sector, during fiscal 2001 the Fund increased its investment in Grupo Financiero BBVA Bancomer and Grupo Financiero Banorte, two solid and attractive financial institutions in Mexico. The Fund also invested additional assets in Cemex, the world's third largest cement producer, as a result of Cemex's solid financial fundamentals, business opportunities, and geographical diversification, and in Elektra, a leading hard goods specialty retailer and consumer finance company targeting low and middle income households. Additionally, the Fund redirected resources from Telecom to its subsidiaries America Movil and Telmex. America Movil is a high-growth wireless and internet services company and Telmex is the largest telephone company in Mexico.

During fiscal 2001, the Fund partially reduced its investments in Bimbo (consumer goods) by participating in an attractive tender offer conducted by the company. The Fund continues to maintain a position in Bimbo due to its positive long-term fundamentals. Due to the adverse impact of the slowing US and Mexican economies, low international prices of metals and a stronger Mexican currency, the Fund also reduced its position in Grupo Mexico (mining). Additionally, as a result of limited market liquidity, the Fund reduced its investments in Comercial Mexicana and Soriana (retail stores).

During fiscal 2001, the Fund liquidated its investment in Banacci after the announced acquisition by Citigroup Inc. The Fund realized significant capital gains on the sale, as the price of Banacci shares increased 30% after the announcement of the acquisition. As a result of the slowing US and Mexican economies, low international prices of metals and a stronger Mexican currency, the Fund disposed entirely of its Alfa (conglomerate), Tamsa (steel) and Desc (conglomerate) holdings. Apasco (cement) was also sold due to limited market liquidity. Finally, the Fund disposed of its position in Grupo Sanborns (retail) and TV Azteca (media) due to specific issues affecting their financial and market fundamentals.

For your reference, this Report includes a summary description of the Fund's ten largest holdings, which at the end of fiscal 2001 represented 72% of its total net assets. The Fund's investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

The Fund's concentration policy, adopted during the fourth quarter of fiscal 2000, permits the Fund to concentrate its

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investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index, provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group which represents 20% or more of the value of the securities included in the IPC Index is the communications industry group which includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. The Fund continued to be underweighted in this sector due to the relatively high valuation of communications stocks versus other Mexican issuers, and the current weak fundamentals of some of the companies. As of October 31, 2001, the Fund had 28.71% of its total assets invested in the communications category, compared with its 41.10% representation in the IPC Index. The Fund's investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Declaration of Dividends.

The Fund declared three dividends corresponding to its 2001 fiscal year.

The first dividend pertaining to fiscal year 2001 was 11.3500 cents of net investment income after deduction for payment of Mexican taxes and was declared on June 21, 2001.

The Board of Directors declared its second cash dividend on November 8, 2001 of two dollars and fifty-five cents ($2.55) per share, payable on January 2, 2002 to shareholders of record on November 16, 2001. The dividend is composed of $2.30838 of long-term capital gains and $0.24162 of short-term capital gains. The dividend declaration represents the largest dividend distribution in the Fund's twenty-year history and is equivalent to 15% of its market price and 13% of its net asset value as of October 31, 2001, the Fund's fiscal year end.

A third dividend distribution of 23.74 cents per share was declared on December 18, 2001, payable on January 15, 2002 to shareholders of record on December 28, 2001. The net dividend is composed of 12.07 cents of net investment income and
11.67 cents of long-term capital gains. In addition, the Fund will elect to pass through to U.S. shareholders as gross income for federal income tax purposes their proportionate share of Mexican income taxes paid by the Fund, amounting to 1.32 cents per share, resulting in gross income of 25.06 cents per share, of which 13.39 cents corresponds to net investment income and 11.67 cents corresponds to

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----------------------------------------

long-term capital gains. U.S. shareholders may claim a foreign tax credit or deduction for U.S. federal income tax purposes for the amount of the Mexican tax.

The full amount of the dividends, whether received in cash or additional shares of the Fund pursuant to the Fund's Plan, will be reportable by U.S. taxpayers on their Federal income tax returns and may be subject to applicable state and local taxes.

Share Repurchase Program

In fiscal 2001, the Fund completed a share repurchase program pursuant to which the Fund was authorized to periodically repurchase shares in the open market. The Board of Directors of the Fund authorized the Fund to repurchase 10% of its outstanding shares and the Fund repurchased this percentage of shares, completing its repurchases in May.

Further Restructuring Efforts Taken by the Board of Directors

As previously announced, management of the Fund has proposed several initiatives with the goal of maximizing shareholder value. In March 2001, the Board announced its intention to implement a periodic repurchase policy for the Fund which would allow shareholders to submit shares for repurchase by the Fund with proceeds being paid in actual portfolio securities of the Fund. The Fund made filings with the SEC and the IRS to permit the Fund to conduct periodic, in-kind repurchases from shareholders at no less than 98% of net asset value. The Fund is seeking approval to conduct repurchases for between one and 25 percent of the Fund's outstanding shares, at least annually and as frequently as quarterly. The Fund has indicated that it intends to offer to repurchase at least five percent of its outstanding shares in each fiscal year.

The Fund has received a favorable ruling from the IRS that the periodic in-kind share repurchases proposed by the Fund would not result in recognition of a taxable gain or loss by the Fund upon distribution of the in-kind proceeds of the repurchased Fund shares to participating shareholders. The favorable IRS ruling as to the tax treatment of the proposed repurchases is integral to the implementation of the policy. Shareholders who participate in a repurchase offer under the policy would recognize any taxable gain or loss on their Fund shares that are repurchased by the Fund. However, because of the IRS ruling, shareholders who do not participate in the in-kind repurchases would experience no taxable gains or losses. Fund shareholders who participate in the proposed periodic Fund in-kind repurchase policy should seek their own tax counsel as to

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----------------------------------------

the tax consequences of their participation and the disposition of the in-kind proceeds.

The Fund continues to work diligently with the staff of the SEC in its consideration of the Fund's application for the regulatory relief necessary to implement the proposed periodic in-kind repurchase policy. The Fund has received and responded to initial comments from the staff of the SEC to its application; however, the Fund can provide no assurance regarding the SEC's final decision and its timing.

As an additional measure to increase shareholder value, the Board of Directors had previously announced that it had approved modifying the Fund's investment advisory contract to include a performance fee component. The performance fee component would adjust the advisory fees paid to the Fund's investment adviser upward or downward depending on the Fund's performance relative to its benchmark, the IFCG Mexico Index, calculated by Standard & Poor's.

Both the performance fee and the periodic in-kind repurchase policy will require shareholder approval to implement.

Investor Relations

The Fund's web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of this Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund's current NAV, quarterly reports and other Fund materials:

                                (800) 224-4134

The Fund also offers shareholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

    Investor Relations Office
    investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's web site or receive it via regular mail. Please request this report through

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the Fund's web site or write to the Investment Adviser at:

    Impulsora del Fondo Mexico, sa de cv.
    77 Aristoteles St. 3/rd/ Floor
    Polanco
    11560 Mexico, D.F.
    Mexico

Information on the Fund's NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". The Fund's NYSE trading symbol is MXF.

The Fund's shares are also listed and traded on the Third Section
("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

    ARTHUR ANDERSEN
    Wirtschaftsprufungsgesellschaft
    Steuerberatungsgesellschaft mbH
    Mergenthalerallee 10-12
    65760 Eschborn/Frankfurt/M.
    Postfach 53 23
    65728 Eschborn/Frankfurt/M.
    Germany
    Telefon: 06196-99-6264
    Telefax: 06196-99-6419

The Fund's dividend reinvestment plan and transfer agent is:

    American Stock Transfer & Trust Company
    40 Wall Street
    New York, NY 10005
    (212) 936-5100

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the

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Common Stock plus estimated brokerage commissions is equal to or exceeds the
NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

    American Stock Transfer & Trust Company
    Attention: Dividend Reinvestment Department
    40 Wall Street
    New York, NY 10005
    (212) 936-5100

Sincerely yours,

     /s/              /s/
Jose Luis Gomez Juan Gallardo T.
Pimienta        Chairman of the
President       Board
December 21, 2001.

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Description of the Fund's Ten Largest Holdings as of October 31, 2001.

1. Telefonos de Mexico ("Telmex") (13.46%)

Telmex is the major telecommunications company in Mexico and with more than
12.6 million lines provides local, domestic and international long-distance telephone services, internet access, wireless, data, audio and video transmission services. Telmex also provides telecommunication services in the United States.

2. Wal-Mart de Mexico ("Walmex") (11.39%)

Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a subsidiary of the US firm Wal-Mart Stores, Inc. (NYSE: WMT). Walmex has a total of 532 units in 50 cities in Mexico, which includes supermarkets, retail stores and restaurants.

3. Cemex ("Cemex") (9.64%)

Cemex is the world's third largest cement producer, the largest trader of cement and the leading producer of white cement. The company also produces concrete mix, clinker and value added products. Cemex produces and operates in more than 30 countries around the world and has commercial relations with over 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colombia, and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

4. Grupo Financiero BBVA - Bancomer ("GFBB") (7.91%)

GFBB is the leading financial group in Mexico and the largest privately-owned financial institution in Latin America in terms of deposits and number of clients. Its main subsidiary is Bancomer, a banking institution with a network of 1,762 branches as of the end of September 2001. Bancomer also has overseas branches in London and Grand Cayman Island, agencies in New York and Los Angeles and a representative office in Sao Paulo, Brazil. Additionally, Bancomer has a subsidiary bank in the Cayman Islands, Mercury Bank & Trust Limited. Grupo Banco Bilbao Vizcaya Argentaria, the largest financial group in Spain in terms of market capitalization, is GFBB's main stockholder.

5. America Movil ("AMX") (7.35%)

AMX is the leading provider of wireless communications services in Mexico, providing cellular telecommunications service in all nine regions in Mexico, including all major cities, to approximately 85.5% of Mexico's population. The company has subsidiaries and joint ventures in the telecommunications sector in Guatemala, Ecuador, Argentina, Brazil, Colombia, Venezuela, the United States, Puerto Rico, Mexico and Spain. In addition, it has formed a new joint venture company with Bell Canada International Inc. and SBC International, Inc., that will serve as the principal vehicle for expansion in Latin America.

6. Kimberly-Clark de Mexico ("Kimber") (4.91%)

Kimber is Mexico's premier manufacturer of consumer paper products and is an affiliate of Kimberly- Clark Corp. The Company produces tissue, diapers and feminine care products under brands such as Kleenex, Petalo, Huggies, Pull Ups, KleenBebe and Kotex, as well as printing and writing and specialty papers. Kimber is the market leader in all product categories in which it participates and it has excellent brand recognition among Mexican consumers. Kimber exports tissue and printing and

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writing paper to the United States and Central America.

7. Grupo Modelo ("Gmodelo") (4.87%)

Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 59%. The group exports its products to 150 countries and owns 10 brand names, including Victoria, Modelo and Corona, the most popular beer imported from Mexico. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

8  Carso Global Telecom ("Telecom") (4.63%)

Telecom is dedicated to the telecommunications business and is the holding company of Telmex, America Movil (see above) and Prodigy Inc. (Nasdaq: PRGY)
(US), and has a stock participation in McLeod USA, Inc. (Nasdaq: MCLD) (US).

9. Fomento Economico Mexicano ("Femsa") (4.58%)

Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa
(KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca-Cola, among others.

10. Grupo Televisa ("Televisa") (3.27%)

Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, music recording, cable television, radio production and broadcasting, professional sports and show business promotion, paging services, feature film production and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision (NYSE: UVN), the leading Spanish-language television company in the United States, and owns the "esmas.com" internet portal.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of October 31, 2001
--------------------------------------------------------------------------------

                                                                                                                   Percent
                          Shares                                                                         Value      of Net
                           Held                       Common Stock (81.39%)                    Series   (Note 1)    Assets
----------------------------------------------------------------------------------------------------------------------------
Cement Industry         18,115,000 Cemex, S.A. de C.V.........................................    CPO $ 83,193,307    9.64%
----------------------------------------------------------------------------------------------------------------------------
Communications          19,000,000 America Movil, S.A. de C.V.................................      A   14,146,009    1.64
                        66,000,000 America Movil, S.A. de C.V.................................      L   49,281,407    5.71
                    (a) 21,319,700 Carso Global Telecom, S.A. de C.V..........................     A1   39,970,694    4.63
                    (a) 18,503,500 Grupo Televisa, S.A........................................    CPO   28,212,529    3.27
                        19,000,000 Telefonos de Mexico, S.A. de C.V...........................      A   32,439,325    3.76
                        49,032,000 Telefonos de Mexico, S.A. de C.V...........................      L   83,713,946    9.70
                                                                                                      ------------ -------
                                                                                                       247,763,910   28.71
----------------------------------------------------------------------------------------------------------------------------
Financial Groups    (a) 90,238,000 Grupo Financiero BBVA-Bancomer, S.A. de C.V................      O   68,257,224    7.91
                    (a)  5,592,600 Grupo Financiero Banorte, S.A. de C.V......................      O    9,034,749    1.05
                    (a)  4,827,000 Grupo Financiero Inbursa, S.A. de C.V......................      O   11,996,823    1.39
                 (a)(b)         -- Grupo Financiero Scotiabank Inverlat Recovery Trust........                  --    0.00
                                                                                                      ------------ -------
                                                                                                        89,288,796   10.35
----------------------------------------------------------------------------------------------------------------------------
Food, Beverages         12,689,100 Fomento Economico Mexicano, S.A. de C.V....................    UBD   39,544,601    4.58
and Tobacco             11,555,000 Grupo Bimbo, S.A. de C.V...................................      A   23,299,291    2.70
                        18,261,900 Grupo Modelo, S.A. de C.V..................................      C   42,012,908    4.87
                                                                                                      ------------ -------
                                                                                                       104,856,800   12.15
----------------------------------------------------------------------------------------------------------------------------
Holding             (a)  4,465,400 Corporacion Interamericana de Entretenimiento, S.A. de C.V.      B    7,054,543    0.82
Companies           (a)  2,999,700 Grupo Carso, S.A. de C.V...................................     A1    7,416,431    0.86
                                                                                                      ------------ -------
                                                                                                        14,470,974    1.68
----------------------------------------------------------------------------------------------------------------------------
Housing             (a)  5,900,000 Consorcio ARA, S.A. de C.V.................................      *    8,013,983    0.93
----------------------------------------------------------------------------------------------------------------------------
Mining Industry          2,000,000 Grupo Mexico, S.A. de C.V..................................      B    2,334,075    0.27
----------------------------------------------------------------------------------------------------------------------------
Pulp and Paper          15,344,300 Kimberly-Clark de Mexico, S.A. de C.V......................      A   42,413,952    4.91
----------------------------------------------------------------------------------------------------------------------------
Retail Stores           10,564,600 Controladora Comercial Mexicana, S.A. de C.V ..............    UBC    6,301,635    0.73
                        11,102,400 Grupo Elektra, S.A. de C.V.................................    CPO    5,410,713    0.63
                        13,090,000 Wal-Mart de Mexico, S.A. de C.V............................      C   28,289,858    3.28
                        29,430,000 Wal-Mart de Mexico, S.A. de C.V............................      V   70,027,512    8.11
                                                                                                      ------------ -------
                                                                                                       110,029,718   12.75
----------------------------------------------------------------------------------------------------------------------------
                                   Total Common Stock (Identified Cost--$511,443,141).........        $702,365,515   81.39%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of October 31, 2001 -- (Continued)
--------------------------------------------------------------------------------


                                                                                                       Percent
                   Principal                                                                 Value      of Net
  Securities        Amount                  Short-Term Securities (18.33%)                  (Note 1)    Assets
----------------------------------------------------------------------------------------------------------------
Repurchase                    BBVA Bancomer, S.A., 6.50%, dated 10/31/01, due 11/01/01,
Agreements                     repurchase price $45,863,949 collateralized by Bonos del
                               Gobierno Federal.......................................... $ 45,855,669    5.31%
----------------------------------------------------------------------------------------------------------------
U.S. Government   $80,410,000 Treasury Bill, 0%, due 11/01/01............................   80,369,795    9.31
                   32,015,000 Treasury Bill, 0%, due 11/08/01............................   31,999,921    3.71
----------------------------------------------------------------------------------------------------------------
                              Total Short-Term Securities (Identified cost--$158,225,385)  158,225,385   18.33
                              Total Investments (Identified cost--$669,668,526)..........  860,590,900   99.72
                              Other Assets in Excess of Liabilities......................    2,386,509    0.28
                                                                                             --------- -------
                              Net Assets Equivalent to $18.98 per share on 45,456,232
                               shares of capital stock outstanding (Note 7).............. $862,977,409  100.00%
                                                                                          ============ =======

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of October 31, 2001
--------------------------------------------------------------------------------


Assets:
Investments:
  Securities, at value (Note 1):
   Common stock (identified cost -- $511,443,141)............................................. $702,365,515
   Short term securities (identified cost -- $158,225,385)....................................  158,225,385
                                                                                               ------------
    Total investments (identified cost -- $669,668,526).......................................              $860,590,900
Receivables from securities sold..............................................................                 2,715,974
Prepaid Mexican withholding taxes (Note 1)....................................................                   467,386
Interest receivable...........................................................................                    51,091
Cash..........................................................................................                     1,326
                                                                                                            ------------
    Total assets..............................................................................               863,826,677
                                                                                                            ------------
Liabilities:
Payable to Investment Advisor (Notes 2 and 3).................................................                   632,167
Accrued expenses and other liabilities........................................................                   217,101
                                                                                                            ------------
    Total liabilities.........................................................................                   849,268
                                                                                                            ------------
Net Assets -- Equivalent to $18.98 per share on 45,456,232 shares of capital stock outstanding
 (Note 7).....................................................................................              $862,977,409
                                                                                                            ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations                     For the Year Ended October 31, 2001
--------------------------------------------------------------------------------


Net Investment Income:
Income (Note 1):
  Dividends........................................................................................... $  16,266,969
  Interest and discounts earned.......................................................................     4,403,756
                                                                                                       -------------
   Total income.......................................................................................
Expenses:
  Investment advisory fee (Note 2)....................................................................     6,365,499
  Administrative services (Note 3)....................................................................       468,398
  Value-added taxes (Note 1)..........................................................................     1,056,811
  Printing, distribution and mailing of shareholder reports...........................................       232,507
  Legal fees..........................................................................................       855,556
  Directors' fees.....................................................................................       238,000
  Directors' and Officers' expenses...................................................................        92,790
  Accounting and audit fees...........................................................................       132,878
  Custodian fees (Note 5).............................................................................        86,675
  Transfer agent and dividend disbursement fees.......................................................        21,000
  Shareholders' information...........................................................................       232,220
  Stock exchange fees.................................................................................        48,410
  Insurance...........................................................................................       133,034
  Miscellaneous.......................................................................................       153,675
                                                                                                       -------------
   Operating expenses.................................................................................

   Net investment income (Note 1).....................................................................

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (Notes 1 and 6):
  Proceeds from sales.................................................................................   450,673,475
  Cost of securities sold.............................................................................   328,956,332
                                                                                                       -------------
   Net realized gain on investments...................................................................   121,717,143
   Net realized gain from foreign currency transactions...............................................       173,377
                                                                                                       -------------
   Net realized gain on investments and foreign currency transactions.................................
(Decrease) increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Investments:
  End of period (Note 6)..............................................................................   190,922,373
  Beginning of period.................................................................................   416,636,993
                                                                                                       -------------
   Decrease in net unrealized gain on investments.....................................................  (225,714,620)
Translation of assets and liabilities in foreign currency:
  End of period.......................................................................................       414,597
  Beginning of period.................................................................................        35,585
                                                                                                       -------------
   Increase in net unrealized gain on translation of assets and liabilities in foreign currency.......       379,012
                                                                                                       -------------
  Decrease in net unrealized gain on investments and translation of assets and liabilities in foreign currency...........................................................................................

Net Decrease in Net Assets Resulting from Operations..................................................

Net Investment Income:
Income (Note 1):
  Dividends...........................................................................................
  Interest and discounts earned.......................................................................

   Total income....................................................................................... $  20,670,725
Expenses:
  Investment advisory fee (Note 2)....................................................................
  Administrative services (Note 3)....................................................................
  Value-added taxes (Note 1)..........................................................................
  Printing, distribution and mailing of shareholder reports...........................................
  Legal fees..........................................................................................
  Directors' fees.....................................................................................
  Directors' and Officers' expenses...................................................................
  Accounting and audit fees...........................................................................
  Custodian fees (Note 5).............................................................................
  Transfer agent and dividend disbursement fees.......................................................
  Shareholders' information...........................................................................
  Stock exchange fees.................................................................................
  Insurance...........................................................................................
  Miscellaneous.......................................................................................

   Operating expenses.................................................................................    10,117,453
                                                                                                       -------------
   Net investment income (Note 1).....................................................................    10,553,272
                                                                                                       -------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (Notes 1 and 6):
  Proceeds from sales.................................................................................
  Cost of securities sold.............................................................................

   Net realized gain on investments...................................................................
   Net realized gain from foreign currency transactions...............................................

   Net realized gain on investments and foreign currency transactions.................................   121,890,520
(Decrease) increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Investments:
  End of period (Note 6)..............................................................................
  Beginning of period.................................................................................

   Decrease in net unrealized gain on investments.....................................................
Translation of assets and liabilities in foreign currency:
  End of period.......................................................................................
  Beginning of period.................................................................................

   Increase in net unrealized gain on translation of assets and liabilities in foreign currency.......

  Decrease in net unrealized gain on investments and translation of assets and liabilities in foreign currency...........................................................................................  (225,335,608)
                                                                                                       -------------
Net Decrease in Net Assets Resulting from Operations.................................................. $ (92,891,816)
                                                                                                       =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                For the
The Mexico Fund, Inc.                                                                          Year Ended
Statements of Changes in Net Assets                                                         October 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income......................................................................  $   10,553,272
Net realized gain on investments and foreign currency transactions.........................     121,890,520
Decrease in net unrealized gain on investments and translation of assets and liabilities in
 foreign currency..........................................................................    (225,335,608)
                                                                                             --------------
Net (decrease) increase in net assets resulting from operations............................     (92,891,816)
Dividends to shareholders from net investment income.......................................      (5,901,512)
Dividends to shareholders from net realized gain on investments............................      (2,363,322)
                                                                                             --------------
                                                                                               (101,156,650)
From Capital Share Transactions (Note 9)
Repurchase of stock, at cost...............................................................     (58,001,876)
                                                                                             --------------
   Total (decrease) increase in net assets.................................................    (159,158,526)
Net Assets:
Beginning of period........................................................................   1,022,135,935
                                                                                             --------------
End of period..............................................................................  $  862,977,409 (A)
                                                                                             ==============

                                                                                                For the
The Mexico Fund, Inc.                                                                          Year Ended
Statements of Changes in Net Assets                                                         October 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income......................................................................  $    8,893,385
Net realized gain on investments and foreign currency transactions.........................      59,717,615
Decrease in net unrealized gain on investments and translation of assets and liabilities in
 foreign currency..........................................................................      (2,934,353)
                                                                                             --------------
Net (decrease) increase in net assets resulting from operations............................      65,676,647
Dividends to shareholders from net investment income.......................................      (9,429,937)
Dividends to shareholders from net realized gain on investments............................              --
                                                                                             --------------
                                                                                                 56,246,710
From Capital Share Transactions (Note 9)
Repurchase of stock, at cost...............................................................     (22,737,565)
                                                                                             --------------
   Total (decrease) increase in net assets.................................................      33,509,145
Net Assets:
Beginning of period........................................................................     988,626,790
                                                                                             --------------
End of period..............................................................................  $1,022,135,935 (A)
                                                                                             ==============

See Notes to Financial Statements.

(A) Including accumulated net investment loss of $(6,026,930) as of October 31, 2001 and $(10,852,067) as of October 31, 2000.

--------------------------------------------------------------------------------

The Mexico Fund, Inc.                                                           For the Year Ended October 31,
Financial Highlights                                           2001         2000        1999      1998         1997       1996
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period........................ $  20.84    $    19.57   $  15.52  $  23.49    $    17.33  $  13.80
                                                             --------    ----------   --------  --------    ----------  --------
  Net investment income (Note 1)............................     0.23**        0.18**     0.40     0.39 **        0.40      0.50
  Net (loss) gain on investments and translation of foreign
   currency (Note 1)........................................    (2.31)**       1.10**     4.10     (7.48)**       6.16      3.46
                                                             --------    ----------   --------  --------    ----------  --------
Total from investment operations............................    (2.08)**       1.28**     4.50     (7.09)**       6.56      3.96
                                                             --------    ----------   --------  --------    ----------  --------
Less Dividends:
  Dividends to shareholders from net investment
   income...................................................    (0.13)        (0.19)     (0.45)    (0.23)        (0.38)    (0.43)
  Dividends to shareholders from net realized gains on
   investments..............................................    (0.05)           --         --     (0.60)        (0.02)       --
                                                             --------    ----------   --------  --------    ----------  --------
Total dividends.............................................    (0.18)        (0.19)     (0.45)    (0.83)        (0.40)    (0.43)
                                                             --------    ----------   --------  --------    ----------  --------
Capital Share Transactions:
  Effect on NAV of stock repurchased........................     0.40          0.18         --        --            --        --
  Capital charge resulting from issuance of fund shares.....       --            --         --     (0.05)           --        --
                                                             --------    ----------   --------  --------    ----------  --------
  Net asset value, end of period............................ $  18.98    $    20.84   $  19.57  $  15.52    $    23.49  $  17.33
                                                             ========    ==========   ========  ========    ==========  ========
  Market value per share, end of period..................... $  16.70    $    15.81   $  14.31  $  11.25    $    18.69  $  14.13
                                                             ========    ==========   ========  ========    ==========  ========
Total investment return based on market value per
 share......................................................    6.64 %       11.82 %    31.92 %   (36.70%)      35.03 %   18.77 %
Ratios to Average Net Assets:
  Expenses..................................................    1.07 %        0.96 %     0.98 %    0.93 %        0.91 %    1.00 %
  Net investment income.....................................    1.12 %        0.78 %     2.14 %    1.87 %        1.80 %    2.93 %
Supplemental Data:
  Net assets at end of period (in 000's).................... $862,977    $1,022,136   $988,627  $783,775    $1,167,893  $861,750
  Portfolio turnover rate...................................   29.69 %       22.27 %     6.40 %    3.69 %        7.58 %    9.57 %

--------
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                                                         (Amounts in thousands,
                                                                       except per share amounts)
                                               -------------------------------------------------------------------------
                                                 Quarter Ended       Quarter Ended      Quarter Ended     Quarter Ended
                                                October 31, 2001     July 31, 2001     April 30, 2001   January 31, 2001
                                               -----------------  ------------------  ----------------  ----------------
                                                           Per                 Per               Per               Per
                                                 Total    Share     Total     Share    Total    Share    Total    Share
                                               ---------  ------  ----------  ------  --------  ------  --------  ------
Investment income............................. $   2,821  $ 0.06  $    7,583  $ 0.17  $  8,138  $ 0.18  $  2,129  $ 0.05
Net investment income (loss).................. $     214  $ 0.00  $    4,998  $ 0.11  $  5,573  $ 0.12  $   (232) $(0.00)
Net realized (loss) gain on
 investments.................................. $ (13,112) $(0.29) $   48,091  $ 1.06  $ 35,496  $ 0.77  $ 51,242  $ 1.10
Net realized (loss) gain from foreign currency
 transactions................................. $    (362) $(0.01) $      (18) $(0.00) $    701  $ 0.02  $   (148) $(0.00)
(Decrease) increase in net unrealized gain
 on investments............................... $(134,920) $(2.97) $   37,409  $ 0.82  $(64,168) $(1.39) $(64,036) $(1.37)
(Decrease) increase in net unrealized gain
 on translation of assets and liabilities in
 foreign currency............................. $     436  $ 0.01  $     (684) $(0.02) $    174  $ 0.00  $    453  $ 0.01
Net assets.................................... $ 862,977  $18.98  $1,010,720  $22.24  $938,280  $20.36  $969,768  $20.79

--------
See Notes to Financial Statements.

----------------------------------------

----------------------------------------

The Mexico Fund, Inc.
Notes to Financial Statements--
October 31, 2001
----------------------------------------
1. Operations and Significant Accounting Policies:
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

  Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

  Security transactions and investment income -- Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

  Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after being-translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2001 was Ps. 9.2542 to $1.00.

  The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

  Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

  Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

----------------------------------------

----------------------------------------


  Repurchase Agreements -- The Fund enters into repurchase agreements with approved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of October 31, 2001, the Company has received collateral of $ 45,855,669 related to these repurchase agreements.

  Realized gains and losses on investments --Realized gains and losses on investments are determined on the identified cost basis.

  Taxes -- No provision has been made for U.S. income taxes for the year ended October 31, 2001, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

  The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

  The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

  Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican withholding taxes.

  Lending of portfolio securities -- During fiscal year 1998, the Board of Directors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

  Cantor Fitzgerald & Co. served as the lending agent for the Fund from March 7, 2000 through September 29, 2000.

  Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:
  The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund's stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:
  Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2002. The annual fee payable to the Adviser by the Fund under this agreement

----------------------------------------

----------------------------------------

was $350,000. Effective July 1, 2001, the Fund will pay to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimun amount of $350,000.

4. Trust Agreement and Trustee:
  BBVA Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmental authorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:
  In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

  The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $50,705. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

6. Purchases and Sales of Investments:
  Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were as follows:

                  Purchases
                  --------------------------------------------
                  Common Stock.................. $262,385,173
                                                 ------------
                     Total Purchases............ $262,385,173
                                                 ============
                  Proceeds from Investments Sold
                  --------------------------------------------
                  Common Stock.................. $450,673,475
                                                 ------------
                     Total Sales................ $450,673,475
                                                 ============

  As of October 31, 2001, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $191 million, of which approximately $262 million related to appreciated securities and approximately $71 million related to depreciated securities. The aggregate cost of investments in common stocks at October 31, 2001 for Federal income tax purposes was approximately $511 million.

7. Capital Stock:
  At October 31, 2001, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 45,456,232 shares were outstanding.

  The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund's transfer agent otherwise.

  On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

  As of October 31, 2001, net assets were comprised of the following:

Common stock..................................... $ 45,456,232
Additional paid-in capital.......................  500,777,553
Accumulated net investment loss..................   (6,026,930)
Undistributed net realized gain on
 investments.....................................  131,433,584(A)
Unrealized appreciation of investments and
 translation of assets and liabilities in foreign
 currency........................................  191,336,970
                                                  ------------
                                                  $862,977,409
                                                  ============

--------
(A) $121,219,019 for Federal Income Taxes

----------------------------------------

----------------------------------------


  Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

  Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:
  Net realized gains from security transactions, are distributed annually to shareholders. Capital loss carryforwards, if any, will be used to offset future capital gains available for distribution.

9. Stock Repurchase Program:
  On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000. As of October 31, 2001, the Fund has repurchased the authorized 5,050,693 shares at a cost of $80,739,445.

10. Investments:
  As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of October 31, 2001, due to the uncertainty regarding its ultimate realization.

  According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.

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The Mexico Fund, Inc.
Report of Independent Public Accountants
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To the Shareholders of
The Mexico Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Mexico Fund, Inc. (a Maryland corporation), including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Mexico Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                                ARTHUR ANDERSEN

New York, New York
November 16, 2001